VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2010

Global Real Estate Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to James Trowbridge as a portfolio manager of the Fund is deleted effective April 29, 2011. Joe V. Rodriguez, Jr. (lead manager), Mark Blackburn, Paul S. Curbo, Ping-Pang Wang and Darin Turner of Invesco Advisers, Inc. maintain portfolio management responsibilities for the Fund. In addition, all other references to James Trowbridge as a portfolio manager of the Fund are deleted from the Prospectus.

Value Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to John Damian as a portfolio manager of the Fund is deleted effective February 28, 2011. Mitchell Williams of Oppenheimer Funds, Inc. maintains portfolio management responsibilities for the Fund. In addition, all other references to Mr. Damian as a portfolio manager of the Fund are deleted from the Prospectus.

Date: March 8, 2011

VALIC COMPANY I

Supplement to the Statement of Additional Information dated October 1, 2010

VALIC COMPANY II

Supplement to the Statement of Additional Information dated January 1, 2011

On page 36 of the VC I SAI and pages 35 and 36 of the VC II SAI in the section titled “Investment Adviser,” the following disclosure is inserted as the fourth paragraph of such section:

On January 14, 2011, American International Group, Inc. (“AIG”) completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York approximately $21 billion in cash, representing all amounts owing under the revolving credit facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Credit Facility Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Date: March 8, 2011